Exhibit 21.1

SUBSIDIARIES

JURISDICTION
NAME	OF ORGANIZATION
Allevant Solutions, LLC	Delaware
Advantage Rehabilitation Clinics, Inc.	Massachusetts
American Transitional Hospitals, Inc.	Delaware
Argosy Health, LLC	Delaware
Baseline Rehabilitation, Inc.	Florida
C.E.R.—West, Inc.	Michigan
Caritas Rehab Services, LLC	Kentucky
Community Rehab Centers of Massachusetts, Inc.	Massachusetts
Crowley Physical Therapy Clinic, Inc.	Louisiana
Dade Prosthetics & Orthotics, Inc.	Florida
Douglas Avery & Associates, Ltd.	Virginia
Eagle Rehab Corporation	Delaware
FC Select, LLC	Delaware
Fine, Bryant & Wah, Inc.	Maryland
Garrett Rehab Services, LLC	Maryland
Georgia Physical Therapy, Inc.	Georgia
GH General-San Antonio, LLC	Texas
GlobalRehab — San Antonio, LP	Texas
GP Therapy, L.L.C.	Georgia
GR General-Scottsdale, LLC	Texas
Great Lakes Specialty Hospital—Hackley, LLC	Delaware
Great Lakes Specialty Hospital—Oak, LLC	Delaware
GRSH ES, Inc.	Delaware
Gulf Breeze Physical Therapy, Inc.	Florida
Hospital Holdings Corporation	Delaware
Indianapolis Physical Therapy and Sports Medicine, Inc.	Indiana
Intensiva Healthcare Corporation	Delaware
Intensiva Hospital of Greater St. Louis, Inc.	Missouri
Jeffersontown Physical Therapy, LLC	Kentucky
Johnson Physical Therapy, Inc.	Ohio
Joyner Sportsmedicine Institute, Inc.	Pennsylvania
Kentucky Orthopedic Rehabilitation, LLC	Delaware
Kentucky Rehabilitation Services, Inc.	Kentucky
Kessler Institute for Rehabilitation, Inc.	New Jersey
Kessler Orthotic & Prosthetic Services, Inc.	Delaware
Kessler Professional Services, LLC	Delaware
Kessler Rehab Centers, Inc.	Delaware
Kessler Rehabilitation Corporation	Delaware
Kessler Rehabilitation Services, Inc.	New Jersey
KORT Rehabilitation at Home, LLC	Delaware
Madison Rehabilitation Center, Inc.	Connecticut
Metro Rehabilitation Services, Inc.	Michigan
Metro Therapy, Inc.	New York
New England Rehabilitation Center of Southern New Hampshire, Inc.	New Hampshire
NovaCare Occupational Health Services, Inc.	Delaware
NovaCare Outpatient Rehabilitation East, Inc.	Delaware
NovaCare Outpatient Rehabilitation, Inc.	Kansas
NovaCare Rehabilitation, Inc.	Minnesota
NovaCare Rehabilitation of Ohio, Inc.	Ohio
OHRH ES, Inc.	Delaware

Penn State Hershey Rehabilitation, LLC	Delaware
PR Acquisition Corporation	California
Pro Active Therapy, Inc.	North Carolina
Pro Active Therapy of North Carolina, Inc.	North Carolina
Pro Active Therapy of South Carolina, Inc.	South Carolina
Pro Active Therapy of Virginia, Inc.	Virginia
Professional Sports Care Management, Inc.	Delaware
Professional Therapeutic Services, Inc.	Ohio
Professional Therapy Systems, Inc.	Tennessee
PTSMA, Inc.	Connecticut
RCI (Michigan), Inc.	Delaware
RCI (WRS), Inc.	Delaware
Regency Hospitals, LLC	Delaware
Regency Hospital Company, L.L.C.	Delaware
Regency Hospital Company of Macon, LLC	Delaware
Regency Hospital Company of Meridian, L.L.C.	Delaware
Regency Hospital Company of South Atlanta, L.L.C.	Delaware
Regency Hospital Company of South Carolina, L.L.C.	Delaware
Regency Hospital of Cincinnati, LLC	Delaware
Regency Hospital of Columbus, LLC	Delaware
Regency Hospital of Covington, LLC	Delaware
Regency Hospital of Fort Worth Holdings, LLC	Delaware
Regency Hospital of Fort Worth, LLLP	Delaware
Regency Hospital of Greenville, LLC	Delaware
Regency Hospital of Jackson, LLC	Delaware
Regency Hospital of Minneapolis, LLC	Delaware
Regency Hospital of North Central Ohio, LLC	Delaware
Regency Hospital of North Dallas Holdings, LLC	Delaware
Regency Hospital of Northwest Arkansas, LLC	Delaware
Regency Hospital of Northwest Indiana, LLC	Delaware
Regency Hospital of Odessa Limited Partner, LLC	Delaware
Regency Hospital of Southern Mississippi, LLC	Delaware
Regency Hospital of Toledo, LLC	Delaware
Regency Management Company, Inc.	Delaware
RehabClinics, Inc.	Delaware
RehabClinics (GALAXY), Inc.	Illinois
RehabClinics (PTA), Inc.	Delaware
RehabClinics (SPT), Inc.	Delaware
Rehabilitation Center of Washington, D.C., Inc.	Delaware
Rehabilitation Institute of Denton, LLC	Delaware
Rehab Provider Network—East I, Inc.	Delaware
Rehab Provider Network—East II, Inc.	Maryland
Rehab Provider Network—Indiana, Inc.	Indiana
Rehab Provider Network—Michigan, Inc.	Michigan
Rehab Provider Network—New Jersey, Inc.	New Jersey
Rehab Provider Network—Ohio, Inc.	Ohio
Rehab Provider Network—Pennsylvania, Inc.	Pennsylvania
Rehab Provider Network of Colorado, Inc.	Colorado
Rehab Provider Network of Florida, Inc.	Florida
Rehab Provider Network of New Mexico, Inc.	New Mexico
Rehab Provider Network of North Carolina, Inc.	North Carolina
Rehab Provider Network of South Carolina, Inc.	Delaware
Rehab Provider Network of Texas, Inc.	Texas
Rehab Provider Network of Virginia, Inc.	Delaware
RPN of NC, Inc.	Delaware
S.T.A.R.T., Inc.	Massachusetts

Saco Bay Orthopedic and Sports Physical Therapy, Inc.	Maine
Select Employment Services, Inc.	Delaware
Select Hospital Investors, Inc.	Delaware
Select LifeCare Western Michigan, LLC	Delaware
SelectMark, Inc.	Delaware
Select Medical of Kentucky, Inc.	Delaware
Select Medical of Maryland, Inc.	Delaware
Select Medical of New York, Inc.	Delaware
Select Medical Property Ventures, LLC	Delaware
Select Medical Rehabilitation Clinics, Inc.	Delaware
Select Medical Rehabilitation Services, Inc.	Delaware
Select NovaCare—KOP, Inc.	Nevada
Select NovaCare—PBG, Inc.	New York
Select NovaCare—PIT, Inc.	Arizona
Select Physical Therapy Holdings, Inc.	Delaware
Select Physical Therapy Limited Partnership for Better Living	Delaware
Select Physical Therapy Network Services, Inc.	Delaware
Select Physical Therapy of Albuquerque, Ltd.	Alabama
Select Physical Therapy of Birmingham, Ltd.	Alabama
Select Physical Therapy of Blue Springs Limited Partnership	Alabama
Select Physical Therapy of Cave Springs Limited Partnership	Alabama
Select Physical Therapy of Chicago, Inc.	Illinois
Select Physical Therapy of Colorado Springs Limited Partnership	Alabama
Select Physical Therapy of Connecticut Limited Partnership	Alabama
Select Physical Therapy of Denver, Ltd.	Alabama
Select Physical Therapy of Green Bay Limited Partnership	Alabama
Select Physical Therapy of Illinois Limited Partnership	Alabama
Select Physical Therapy of Kendall, Ltd.	Alabama
Select Physical Therapy of Knoxville Limited Partnership	Alabama
Select Physical Therapy of Las Vegas Limited Partnership	Alabama
Select Physical Therapy of Lorain Limited Partnership	Alabama
Select Physical Therapy of Louisville, Ltd.	Alabama
Select Physical Therapy of Ohio Limited Partnership	Alabama
Select Physical Therapy of Portola Valley Limited Partnership	Alabama
Select Physical Therapy of Scottsdale Limited Partnership	Alabama
Select Physical Therapy of St. Louis Limited Partnership	Alabama
Select Physical Therapy of West Denver Limited Partnership	Alabama
Select Physical Therapy Orthopedic Services, Inc.	Delaware
Select Physical Therapy Texas Limited Partnership	Alabama
Select Provider Networks, Inc.	Delaware
Select Rehabilitation Hospital—Hershey, Inc.	Delaware
Select Software Ventures, LLC	Delaware
Select Specialty—Downriver, LLC	Delaware
Select Specialty Hospital—Akron, LLC	Delaware
Select Specialty Hospital—Ann Arbor, Inc.	Missouri
Select Specialty Hospital—Arizona, Inc.	Delaware
Select Specialty Hospital—Augusta, Inc.	Delaware
Select Specialty Hospital—Beech Grove, Inc.	Missouri
Select Specialty Hospital—Central Pennsylvania, L.P.	Delaware
Select Specialty Hospital—Charleston, Inc.	Delaware
Select Specialty Hospital—Cincinnati, Inc.	Missouri
Select Specialty Hospital—Colorado Springs, Inc.	Delaware
Select Specialty Hospital—Columbus, Inc.	Delaware
Select Specialty Hospital—Dallas, Inc.	Delaware
Select Specialty Hospital—Danville, Inc.	Delaware
Select Specialty Hospital — Daytona Beach, Inc.	Delaware

Select Specialty Hospital—Denver, Inc.	Delaware
Select Specialty Hospital—Durham, Inc.	Delaware
Select Specialty Hospital—Erie, Inc.	Delaware
Select Specialty Hospital—Evansville, Inc.	Missouri
Select Specialty Hospital—Evansville, LLC	Delaware
Select Specialty Hospital—Flint, Inc.	Missouri
Select Specialty Hospital—Fort Smith, Inc.	Missouri
Select Specialty Hospital—Fort Wayne, Inc.	Missouri
Select Specialty Hospital—Gainesville, Inc.	Delaware
Select Specialty Hospital—Greensboro, Inc.	Delaware
Select Specialty Hospital—Grosse Pointe, Inc.	Delaware
Select Specialty Hospital—Gulf Coast, Inc.	Mississippi
Select Specialty Hospital—Houston, L.P.	Delaware
Select Specialty Hospital—Jackson, Inc.	Delaware
Select Specialty Hospital—Johnstown, Inc.	Missouri
Select Specialty Hospital—Kalamazoo, Inc.	Delaware
Select Specialty Hospital—Kansas City, Inc.	Missouri
Select Specialty Hospital—Knoxville, Inc.	Delaware
Select Specialty Hospital—Laurel Highlands, Inc.	Delaware
Select Specialty Hospital—Lexington, Inc.	Delaware
Select Specialty Hospital—Little Rock, Inc.	Delaware
Select Specialty Hospital—Longview, Inc.	Delaware
Select Specialty Hospital—Macomb County, Inc.	Missouri
Select Specialty Hospital—Madison, Inc.	Delaware
Select Specialty Hospital—McKeesport, Inc.	Delaware
Select Specialty Hospital — Melbourne, Inc.	Delaware
Select Specialty Hospital—Memphis, Inc.	Delaware
Select Specialty Hospital—Midland, Inc.	Delaware
Select Specialty Hospital—Milwaukee, Inc.	Delaware
Select Specialty Hospital—Nashville, Inc.	Delaware
Select Specialty Hospital—North Knoxville, Inc.	Missouri
Select Specialty Hospital—Northeast New Jersey, Inc.	Delaware
Select Specialty Hospital—Northeast Ohio, Inc.	Missouri
Select Specialty Hospital—Northern Kentucky, LLC	Delaware
Select Specialty Hospital—Northwest Detroit, Inc.	Delaware
Select Specialty Hospital—Oklahoma City, Inc.	Delaware
Select Specialty Hospital—Omaha, Inc.	Missouri
Select Specialty Hospital—Orlando, Inc.	Delaware
Select Specialty Hospital—Palm Beach, Inc.	Delaware
Select Specialty Hospital—Panama City, Inc.	Delaware
Select Specialty Hospital—Pensacola, Inc.	Delaware
Select Specialty Hospital—Phoenix, Inc.	Delaware
Select Specialty Hospital—Pittsburgh/UPMC, Inc.	Delaware
Select Specialty Hospital—Pontiac, Inc.	Missouri
Select Specialty Hospital—Quad Cities, Inc.	Delaware
Select Specialty Hospital—Saginaw, Inc.	Delaware
Select Specialty Hospital—San Antonio, Inc.	Delaware
Select Specialty Hospital—Savannah, Inc.	Delaware
Select Specialty Hospital—Sioux Falls, Inc.	Missouri
Select Specialty Hospital—South Dallas, Inc.	Delaware
Select Specialty Hospital—Springfield, Inc.	Delaware
Select Specialty Hospital—Tallahassee, Inc.	Delaware
Select Specialty Hospital—Topeka, Inc.	Missouri
Select Specialty Hospital—TriCities, Inc.	Delaware
Select Specialty Hospital—Tulsa, Inc.	Delaware
Select Specialty Hospital—Tulsa/Midtown, LLC	Delaware

Select Specialty Hospital—Western Michigan, Inc.	Missouri
Select Specialty Hospital—Western Missouri, Inc.	Delaware
Select Specialty Hospital—Wichita, Inc.	Missouri
Select Specialty Hospital—Wilmington, Inc.	Missouri
Select Specialty Hospital—Winston-Salem, Inc.	Delaware
Select Specialty Hospital—Youngstown, Inc.	Missouri
Select Specialty Hospital—Zanesville, Inc.	Delaware
Select Specialty Hospitals, Inc.	Delaware
Select Subsidiaries, Inc.	Pennsylvania
Select Synergos, Inc.	Delaware
Select Transport, Inc.	Delaware
Select Unit Management, Inc.	Delaware
SemperCare, Inc.	Delaware
SLMC Finance Corporation	Delaware
SSM Select Rehab St. Louis, LLC	Delaware
TheraWorks, Inc.	Texas
The Rehab Group, Inc.	Tennessee
The Rehab Group-Murfreesboro, LLC	Tennessee
TJ Corporation I, LLC	Delaware
Victoria Healthcare, Inc.	Florida
West Gables Rehabilitation Hospital, LLC	Delaware